Q4 2023 Earnings Presentation February 12, 2024

IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Note: Prior period financial information is presented on a continuing operations basis, which excludes the results and positions of the Canada POS Lending segment due to the sale of Flexiti on August 31, 2023. Preliminary Results The financial results presented and discussed herein regarding fourth quarter and full year 2023 financial results are on a preliminary and unaudited basis. Final audited data will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include estimates, projections, forecasts and assumptions about various matters such as (i) our future financial and operational performance, including liquidity and capacity, the drivers of our long-term path to profitability, estimated inflection points, various target ranges and our 2024 outlook, and (ii) certain projected 2024-2028 performance information using various base case assumptions concerning potential alternative transactions and future financial and operating performance, which are provided for illustrative purposes only and were prepared by us in connection with deleveraging conversations with certain key lenders and other stakeholders for discussion purposes only (the “Cleansing Information”). These forward-looking statements should not be relied upon to make an investment decision with respect to the Company. In addition, words such as “estimate,” “believe,” “forecast,” “predict,” “project,” “intend,” “should,” "expect" and variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including: risks relating to the uncertainty of projected financial information and forecasts; our level of indebtedness; our dependence on third-party lenders to provide the cash we need to fund our indebtedness and our ability to affordably access third-party financing; the risk that we will be unable to execute on a comprehensive financial restructuring; the risk that our discussion with lenders and other stakeholders will be delayed or unsuccessful; the impact of regulations on our business; the effects of competition on our business; our ability to attract and retain customers; global economic, market, financial, political or public health conditions or events; our ability to integrate acquired businesses; our ability to protect our proprietary technology and analytics; disruption of our information technology systems; improper disclosure of customer personal data; as well as other factors discussed in our filings with the Securities and Exchange Commission. The foregoing factors, as well as other existing risk factors and new risk factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements, including the Cleansing Information. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Information or undertakes any obligation to update the Cleansing Information, even in the event that any or all of the assumptions underlying the Cleansing Information become or are shown to be incorrect. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain “non-GAAP financial measures.” Such measures are intended as a supplemental measure of our performance that are not required by or presented in accordance with GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non-GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in the Company’s industry may define their own non-GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non-GAAP financial measures as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics are included in the Appendix. NOTE: All dollar amounts for Canada in this presentation are in U.S. Dollars, unless otherwise noted. Tables and charts may not sum due to rounding. 2

4Q23 Highlights FoundationExecute with ExcellenceGrow Responsibly 3 • Gross Loan Receivables grew 3.3% sequentially ◦ 3.1% growth in the U.S. ◦ 3.6% growth in Canada (1.2% on a constant currency basis) • Operating expenses declined sequentially and year-over- year • Improvement in NCOs sequentially and year-over- year • Liquidity and capacity of $342 million at the end of Q41 • $85 million in unrestricted Cash and cash equivalents at December 31, 2023 1 Reference page 11 for further information on liquidity and capacity

Solid loan growth across our portfolio 4 ($ Millions, as of period end)

Credit quality continues to improve Highlights: • Net charge-offs improved sequentially and year-over-year primarily driven by credit tightening, servicing optimization and continued strategic mix shift to larger dollar, longer duration loans ($ Millions) NCOs by Geography 5 1 1Q23 NCOs excluding policy change. Including the change in charge-off policy, reported 1Q23 NCOs and NCO % were $47M and 15.6%, respectively, in U.S. and $10M and 8.0%, respectively, in Canada. 1 1

Delinquencies remain stable Highlights: • U.S. delinquency rates declined year-over-year • Canadian delinquency rates decreased sequentially driven by improvement in early stage delinquency. Year-over-year comparison not meaningful due to change in policy ($ Millions) 31+ DQs by Geography 6 1 Implemented change in charge-off policy in Canada during 1Q23 1 1

Summary 4Q23 Results

($Millions, except per share data)	4Q23	3Q23	4Q22	% Change Q/Q	% Change Y/Y
Revenue	**$168**	**$168**	**$182**	**– %**	**(8)%**
Recourse (Unsecured) Interest Expense[1]	28	28	20	– %	40 %
Non-recourse (Secured) Interest Expense	30	28	21	7 %	43 %
Net Interest Income	**$110**	**$112**	**$141**	**(2) %**	**(22)%**
Operating Expenses	91	94	112	(3) %	(19) %
Other Expense	3	1	110	#	(97) %
Pre-provision Income (Loss)	**$15**	**$16**	**$(81)**	**(6) %**	**#**
Net Charge-offs	53	55	65	(4) %	(18) %
Allowance Build (Release)	5	(6)	13	#	(62) %
Provision for Loan Losses	**$58**	**$49**	**$78**	**18 %**	**(26)%**
Pre-tax Loss, Post-provison	**$(42)**	**$(33)**	**$(158)**	**27 %**	**(73)%**
Provision (Benefit) for Income Taxes	1	1	(16)	#	#
Net Loss from Continuing Operations	**$(43)**	**$(34)**	**$(142)**	**26 %**	**#**
Diluted EPS Continuing Operations	$(1.05)	$(0.81)	$(3.52)		
Key Performance Metrics					
NCO %	16.5 %	17.7 %	20.9 %		
NIM, Post Charge-offs, excl. recourse interest[2]	26.6 %	27.1 %	30.9 %		
OpEx Ratio[3]	28.6 %	30.4 %	36.3 %		
Average Gross Receivables	$1,275	$1,241	$1,229		

CURO

Highlights:

- Sequential and year-over-year growth in Average Gross Receivables
- Sequential and year-over-year OpEx ratio improvement. Incurred $7.6M of non-recurring charges during 4Q23
- Net charge-offs improved sequentially and year-over-year primarily driven by credit tightening, servicing optimization and continued strategic mix shift to larger dollar, longer duration loans

Greater than 100% or not meaningful
Note: The above table may not sum due to rounding
[1] Includes $5.2M and $5.0M paid-in-kind interest in 4Q23 and 3Q23, respectively
[2] Net Interest Margin, Post Charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables); excluding recourse debt annualized
[3] Operating Expense Ratio = (Operating Expenses / Average Receivables); annualized on a reported basis
Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 15 through 17.

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8 Increased allowance due to portfolio loan growth Highlights: • Allowance rate remains stable • Allowance for credit losses increased $6M primarily driven by portfolio growth during the quarter ($ Millions) 1 CECL was adopted effective January 1, 2023, which resulted in a one-time increase in the allowance for credit losses 1

9 Net Interest Margin decreased primarily due to product mix shift ($ Millions) Highlights: • Net interest margin, Post charge-offs, excluding Recourse Interest Expense decreased sequentially due to: ◦ Decrease in yields reflects continuing product mix shift to larger balance, longer duration loans, which is resulting in improved credit ◦ Increased non-recourse debt levels ◦ All of which were partially offset by a decrease in net charge-offs Note: Net Interest Income, Post charge-offs, excl Recourse Interest Expense = (Revenue) - (Non-recourse Interest Expense)- (Net charge-offs) Net Interest Margin, Post Charge-offs, excl. Recourse Interest Expense = (Net Interest Income, Post charge-offs, excluding Recourse Interest Expense) / (Average Receivables); annualized 1 1Q23 excluding NCO policy change in Canada. Including the change in policy, reported 1Q23 Canada Direct Lending were $6.2 million and 5.5% respectively. 1

Continued improvement on expense management Highlights: • Operating expenses decreased $3M sequentially and $21M year-over-year • Non-recurring operating expenses were $14.2M for 4Q22, $10.3M for 1Q23, $6.5M for 3Q23 and $7.6M for 4Q23 ($ Millions) 10 1 OpEx Ratio = (Operating Expenses) / (Average Receivables); annualized Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 15 through 17. 1 Highlights: • OpEx ratio declined 180bps sequentially and 770bps year-over year • Excluding non-recurring expenses, OpEx ratio declined 210bps sequentially and 550bps year- over-year

Liquidity and Capacity 1 Represents facility commitments to support growth, less funded amounts 1 11 ($ Millions) Highlights: • Tax refund received during 1Q24. Originally anticipated in 4Q23 • Step up in facility advance rate expected as part of 2024 refinancing

Long-Term Path to Profitability

Key Drivers

Increased margin due to higher secured loan mix

Lower NCOs

Continue to scale while managing expenses

Continue to build additional liquidity

Performance KPIs	4Q23 Annualized	Inflection point[1]	Long-term Target Range
NIM, post charge-offs (excl. recourse interest)[2]	27%	28-30%	28-31%
OpEx Ratio	29%	20-24%	20-22%
Pre-tax ROA[3]	(2)%	4-10%	6-11%
Net Leverage	n/a	n/a	5.0x-6.0x
Average Receivables	$1.28B	~$1.5B	
Pro-forma Pre-tax Income[4]	$(29)M	~$100M	

[1] Estimate of when CURO's NIM, post-charge offs excluding recourse interest expense, is able to cover 100% of our operating and interest expenses

[2] Net Interest Margin, Post Charge-offs, excl. Recourse Interest Expense = (Net Interest Income, Post charge-offs, excluding Recourse Interest Expense) / (Average Receivables); annualized

[3] Pre-tax ROA = (NIM post charge-offs excl. recourse interest) - (OpEx Ratio)

[4] Pro-forma Pre-tax Income = Total Revenue - Net charge-offs - OpEx - Non-recourse interest; annualized

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Outlook

Grow Responsibly	Execute with Excellence	Foundation

Updated Full Year 2024[1]

7-9% EOP receivables growth NIM, post charge-offs, excl. recourse interest[2]: 26-28%	Operating Expenses: $325-$340M	$25-$90M quarterly unrestricted cash balance

[1] Based on management's expectations for business performance and current macro conditions; subject to change if macro conditions change
[2]Net Interest Margin, Post Charge-offs, excl. Recourse Interest Expense = (Net Interest Income, Post charge-offs, excluding Recourse Interest Expense) / (Average Receivables); annualized

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14 Appendix

15 Reconciliation of Non-GAAP Metrics: OpEx Ratio, excluding non-recurring items 4Q233Q232Q231Q234Q22($Millions) $91.2$94.2$91.3$103.2$111.6Operating Expenses $(7.6)$(6.5)$0.0$(10.3)$(14.2)Non-recurring expenses $83.6$87.7$91.3$92.9$97.4Operating expenses, excluding non-recurring expenses $1,275$1,241$1,219$1,232$1,229Average Gross Receivables 26.2%28.3%30.0%30.2%31.7 % OpEx Ratio, excluding non-recurring expenses; annualized

16 Direct Lending Revenue and Receivables by Geography 4Q23 TotalCanadaU.S.($Millions) $168$79$89Revenue $53$24$29Less: Net Charge-offs $5$0$5Less: Allowance Build / (Release) $110$55$56Net Revenue $1,296$521$775Gross Loans Receivable

17 Reconciliation of Non-GAAP Metrics: Net Leverage and Interest Coverage Ratio 1 Non-recurring costs include items such as restructuring and other one-time items not associated with our continuing operations 4Q233Q232Q231Q234Q22(USD, $Millions) $(42)$(33)$(51)$(32)$(158)Income (loss) from continuing operations before income taxes 5(6)7113Exclude Allowance Build (Release) 5856504441Exclude Interest Expense Exclude non-recurring/non-cash items: ——9——Extinguishment or modification of debt costs ————108Goodwill Impairment 65555Amortization and Depreciation 12213Share-based compensation 31232Loss (income) from equity method investment ———2—Loss (gain) on sale of business 86—1013Non-recurring1 ————1Transaction Costs $39$31$24$34$28Adjusted Earnings Before Allowance Build / (Release), Interest and Taxes (a) $2,056$2,025$1,988$1,888$1,883Total Debt $85$83$113$55$74Unrestricted Cash $1,971$1,942$1,876$1,833$1,809Net Debt (b) 12.6x15.7x19.5x13.5x16.1xNet Leverage (b)/(a), annualized $58$56$50$44$41Interest Expense (c) 0.7x0.6x0.5x0.8x0.7xInterest Coverage Ratio (a)/(c)

18 Debt Summary Outstandin g as of 12/31/23 Borrowing Capacity Effective Interest Rate Final Maturity Date1 Fixed / Variable ($Millions, rounded) Corporate Debt: $178n/a18.0%Aug-27Fixed1.0L Term Loan $682n/a7.5%Aug-28Fixed1.5L Senior Notes $318n/a7.5%Aug-28Fixed2.0L Senior Notes Funding Debt: $300$375 1-Mo SOFR + 5.80%Jul-25VariableHeights SPV $139$140 1-Mo SOFR + 8.50%Nov-26VariableHeights SPV II $153$200 1-Mo SOFR + 4.52%Jul-25VariableFirst Heritage SPV $252$302 3-Mo CDOR + 6.00%Aug-26VariableCanada SPV(2) $77$113 3-Mo CDOR + 8.00%Nov-25VariableCanada SPV II(2) 1 Refer to Form 10-K, FN 6 Debt for additional maturity date information 2 Borrowing Capacity amounts are denominated in CAD, but were converted to USD using a 12/31/23 exchange rate of 0.7543

1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 2024E 2025E 2026E 2027E 2028E Cash & Cash Equivalents $53.5 $78.3 $87.9 $89.9 $70.2 $79.4 $67.4 $86.3 $89.9 $86.3 $93.9 $114.9 $144.1 Restricted Cash 61.3 66.2 65.0 71.7 68.3 73.2 74.1 74.9 71.7 74.9 76.5 83.2 88.3 Total Cash, Consolidated $114.8 $144.5 $152.9 $161.6 $138.5 $152.6 $141.5 $161.2 $161.6 $161.2 $170.4 $198.1 $232.4 Total Non-recourse Debt 883.5 946.6 994.8 1,039.8 1,021.0 1,055.5 1,092.9 1,129.9 1,039.8 1,129.9 1,239.1 1,351.3 1,463.4 Total Recourse Debt 1,153.3 1,159.7 1,165.8 1,171.9 1,178.2 1,184.5 1,190.9 1,197.5 1,171.9 1,197.5 1,224.8 1,252.4 1,278.9 Total Debt $2,036.8 $2,106.4 $2,160.5 $2,211.7 $2,199.2 $2,240.0 $2,283.8 $2,327.4 $2,211.7 $2,327.4 $2,463.8 $2,603.7 $2,742.3 Gross receivables, Direct Lending 1,249.1 1,296.8 1,353.1 1,404.9 1,394.1 1,436.1 1,482.2 1,528.5 1,404.9 1,528.5 1,662.7 1,807.7 1,962.3 Total Revenue 168.1 166.1 173.0 177.5 177.8 180.5 189.1 193.5 684.7 740.9 797.0 863.3 927.1 Net Revenue 118.9 112.2 113.6 121.6 128.0 123.1 127.7 129.0 466.3 507.7 544.5 590.9 632.6 Operating Expenses 85.3 83.6 82.5 77.7 75.3 80.1 78.9 79.2 329.1 313.5 323.8 333.8 346.0 Recourse Interest 28.6 28.8 29.0 29.2 29.4 29.6 29.8 30.0 115.7 118.9 122.3 124.5 125.5 Non-recourse Interest 29.4 31.1 30.1 31.2 28.8 28.0 28.6 29.0 121.8 114.4 121.7 126.4 133.4 Interest Expense $58.0 $59.9 $59.1 $60.4 $58.2 $57.7 $58.4 $59.0 $237.5 $233.3 $244.0 $251.0 $258.9 Net Income ($20.4) ($27.5) ($24.6) ($11.6) ($4.5) ($13.2) ($8.4) ($6.1) ($84.0) ($32.2) ($19.7) $4.6 $20.5 19 Long-Range Plan (Base Case) Note: Note: 2024 interest rates held constant from December 2023; Forward curve: 1 Month SOFR of 5.36 and 3 Month CDOR of 5.465%. For FY25, interest rate uses the forward curve 1 Restricted cash is comprised of deposits related to our reinsurance program, deposits in collateral accounts with financial institutions, and funds related to loans collateralizing our facilities. 2 Net Revenue is Total Revenue less Provision Expense. ($ Millions) o Improved advance rates in our financing facilities o Improvement in NCO rates driven by improved underwriting and product mix shift o Continued focus on cost optimization 1 2

1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 2024E 2025E Cash & Cash Equivalents $44.4 $29.3 $34.4 $45.6 $31.4 $58.7 $39.9 $57.2 $45.6 $57.2 Restricted Cash 60.4 62.8 64.1 66.6 65.0 66.0 68.6 74.3 66.6 74.3 Total Cash, Consolidated $104.8 $92.1 $98.6 $112.2 $96.5 $124.7 $108.5 $131.6 $112.2 $131.6 Total Non-recourse Debt 883.8 903.5 948.8 992.2 959.3 975.4 1,039.3 1,083.1 992.2 1,083.1 Total Recourse Debt 1,153.7 1,160.1 1,166.1 1,172.3 1,178.5 1,184.9 1,191.3 1,197.9 1,172.3 1,197.9 Total Debt $2,037.5 $2,063.6 $2,115.0 $2,164.5 $2,137.9 $2,160.3 $2,230.6 $2,281.0 $2,164.5 $2,281.0 Gross receivables, Direct Lending 1,239.6 1,288.9 1,344.3 1,395.5 1,362.8 1,383.3 1,467.5 1,525.9 1,395.5 1,525.9 Total Revenue 167.7 166.3 173.2 177.8 173.7 172.4 182.7 188.4 685.0 717.2 Net Revenue 117.5 111.7 113.8 123.6 129.5 124.1 124.1 129.6 466.5 507.3 Operating Expenses 85.1 81.6 81.7 77.9 74.2 75.6 76.7 76.8 326.4 303.2 Recourse Interest 28.6 28.8 29.0 29.2 29.4 29.6 29.8 30.1 115.7 119.0 Non-recourse Interest 29.4 31.1 30.1 31.2 27.2 25.9 26.5 27.0 121.8 106.6 Interest Expense $58.0 $59.9 $59.1 $60.4 $56.7 $55.5 $56.4 $57.0 $237.5 $225.6 Net Income ($29.3) ($33.1) ($30.3) ($19.5) ($1.8) ($7.5) ($10.3) ($5.8) ($112.2) ($25.5) 20 Long-Range Plan (Constant SPV Advance Rates) ($ Millions) o These projections show the Base Case (slide 19) adjusted for no improvement in advance rates. Note: Note: 2024 interest rates held constant from December 2023; Forward curve: 1 Month SOFR of 5.36 and 3 Month CDOR of 5.465%. For FY25, interest rate uses the forward curve 1 Restricted cash is comprised of deposits related to our reinsurance program, deposits in collateral accounts with financial institutions, and funds related to loans collateralizing our facilities. 2 Net Revenue is Total Revenue less Provision Expense. 1 2